Janus Investment Fund

Janus Henderson Asia Equity Fund

Supplement dated October 25, 2021

to Currently Effective Prospectuses

and Statement of Additional Information

Effective on or about October 29, 2021, all references to Mervyn Koh are deleted from the prospectuses and statement of additional information for Janus Henderson Asia Equity Fund.

Please retain this Supplement with your records.